HARNESS ABSOLUTE RETURN FUND

A series of Trust for Professional Managers (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information
dated September 29, 2009

On November 16, 2009, the Board of Trustees (the “Board”) of the Trust approved an amendment to the operating expense limitation agreement between the Harness Absolute Return Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Harness Investment Management Group, LLC (the “Adviser”), pursuant to which the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.79% of the Fund’s average net assets through December 31, 2012.  The Board also approved the elimination of the Fund’s redemption fee.  In addition, the minimum initial investment for an investment in the Fund is reduced as described herein.

The sections of the Fund’s Prospectus entitled “Summary Section - Fees and Expenses of the Fund” and “Summary Section - Example” are hereby revised to read as follows:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.65%
Other Expenses	1.81%
Total Annual Fund Operating Expenses	3.46%
Less: Fee Waiver/Expense Reimbursements	1.67%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement(1)	1.79%

(1)
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Harness Investment Management Group, LLC (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.79% of the Fund’s average net assets through December 31, 2012, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  This waiver can only be terminated by, or with the consent of, the Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for management fees it waived and Fund expenses it paid.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$182	$563

The following sub-section set forth on page 9 of the Fund’s Prospectus under the section entitled “Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” is hereby revised to read as follows:

Fund Expenses.  The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (exclusive generally of interest, acquired fund fees and expenses, leverage and tax expenses, brokerage commissions, extraordinary expenses) do not exceed 1.79% of the average net assets through December 31, 2012, subject to annual re-approval of the agreement by the Board of Trustees thereafter.  Any reduction in management fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on the Fund’s expenses.  This agreement may be terminated at any time at the discretion of the Board of Trustees.

The Fund will also reduce the minimum initial investment amount from $50,000 to $10,000.  The section of the Fund’s Prospectus entitled “Summary Section – Purchase and Sale of Fund Shares” and the first two sentences of the section entitled “Shareholder Information - How to Purchase Shares” are hereby revised to read as follows:

Purchase and Sale of Fund Shares
You may conduct transactions by mail (Harness Absolute Return Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701 (for regular mail) or 615 East Michigan Street, 3rd Floor (for overnight or express mail), Milwaukee, WI 53201-0701), or by telephone at 1-877-9HARNES.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial amount of investment in the Fund is $10,000.  Subsequent investments may be made with a minimum investment amount of $2,500.

How to Purchase Shares
Shares of the Fund are purchased at the next NAV calculated after your purchase order is received in good order by the Fund, or by an Authorized Intermediary, as discussed below.  The minimum initial investment in the Fund is $10,000, and the minimum investment amount for subsequent investments is $2,500.

In addition, all references to the Redemption Fee in the Prospectus and SAI are hereby removed.

Also, the initial offering period for the Fund has been extended until the close of business (4:00 p.m., Eastern time) on December 30, 2009, subject to extension.  If the initial offering period ends on December 30, 2009, the Fund will begin its continuous offering of shares on December 31, 2009.  The initial offering period was most recently scheduled to end at the close of business on November 27, 2009.

During the Fund’s initial offering period, you may subscribe to purchase Fund shares at a price of $15.00 per share.  Investment checks made payable to “Harness Absolute Return Fund” received during the initial offering period will be securely held but will not be cashed and invested in the Fund until at least December 31, 2009.  If you would like to invest via federal wire, please complete an account application as directed in the Fund’s Prospectus to indicate your desire to participate in the initial offering period through federal funds wire.  Monies received by wire will be held in escrow until at least December 31, 2009.  Subscriptions received during the Fund’s initial offering period will be processed on the purchase date, which will be the date on which the Fund commences operations, which is expected to be December 31, 2009.  Applications to purchase shares of the Fund received after the initial offering period will be invested in the Fund at the Fund’s then current net asset value.

The Fund intends to commence operations on December 31, 2009.  However, the Fund reserves the right to delay the Fund’s commencement of operations and extend the initial offering period upon notice to investors.

You may rescind your order to purchase shares of the Fund at any time during the initial offering period by contacting the Fund at 1-877-9HARNES.

To obtain a copy of the Fund’s Prospectus, please contact the Fund at 1-877-9HARNES.

Please retain this Supplement with your Prospectus and
Statement of Additional Information for reference.

The date of this Supplement is November 25, 2009.